SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 14, 2003

Varian Medical Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA		94304-1030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events.

     On February 14, 2003, Varian Medical Systems, Inc. (the “Company”) issued press releases announcing (i) the election of Dr. Allen S. Lichter, M.D. and Ruediger Naumann-Etienne, Ph.D. to its Board of Directors and (ii) the authorization by its Board of Directors of the repurchase by the Company of up to two million shares of its stock through the end of February 2004.

     Copies of the press releases are attached as exhibits hereto and are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated February 14, 2003 regarding the election of new directors
99.2	Press Release dated February 14, 2003 regarding repurchase of shares

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By: /s/ Elisha W. Finney Name: Elisha W. Finney Title: Vice President, Finance and Chief Financial Officer

Dated: February 14, 2003

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EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated February 14, 2003 regarding the election of new directors
99.2	Press Release dated February 14, 2003 regarding repurchase of shares